Exhibit 99.2

Second Quarter 2013 Investor Presentation United Community Banks, Inc. Jimmy C. Tallent President & Chief Executive Officer H. Lynn Harton Chief Operating Officer Rex S. Schuette Executive Vice President & Chief Financial Officer rex_schuette@ucbi.com (706) 781 - 2266 David P. Shearrow Executive Vice President & Chief Risk Officer

Cautionary Statement This investor presentation may contain forward - looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment . These statements are based on current expectations and are provided to assist in the understanding of future financial performance . Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements . For a discussion of some of the risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to United Community Banks, Inc . ’s filings with the Securities and Exchange Commission including its 2012 Annual Report on Form 10 - K under the sections entitled “Forward - Looking Statements” . Forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements . 2 Non - GAAP Measures This presentation also contains financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such non - GAAP financial measures include the following : core fee revenue, core operating expense, core earnings, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk - weighted assets . The most comparable GAAP measures to these measures are : fee revenue, operating expense, net income (loss), and equity to assets . Management uses these non - GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance . Management believes these non - GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as for comparison to financial results for prior periods . These non - GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies . For a reconciliation of the differences between our non - GAAP financial measures and the most comparable GAAP measures, please refer to the ‘Non - GAAP Reconcilement Tables’ at the end of the Appendix to this presentation .

United at a Glance □ Founded in 1950 □ Third - largest bank holding company in Georgia □ Headquartered in Blairsville, Georgia with 103 locations throughout north Georgia, metro Atlanta, coastal Georgia, western North Carolina, western South Carolina, and east Tennessee □ 1,500 employees Market Offices Deposit Share Rank North Georgia 22 32% 1 Total assets $7.163 Atlanta MSA 36 4 7 Total deposits $6.012 Gainesville MSA 5 12 5 Loans $4.189 Coastal Georgia 8 4 8 Western North Carolina 20 12 3 East Tennessee 8 2 9 Deposit Market Share (1) Key Statistics as of 6/30/13 (billions) 1 FDIC deposit market share and rank as of June 30, 2012 for markets where United takes deposits. Source: SNL and FDIC. Excludes 4 Loan Production Offices 3

Business and Operating Model 4 Service is Point of Differentiation • #1 in Customer Satisfaction according to Customer Service Profiles • J.D. Power 2013 Retail Banking Satisfaction Study rates United among the top 2 banks in the southeast • Golden rule of banking – treating people the way we want to be treated • “The Bank that SERVICE Built” • Customer surveys continue with 95%+ satisfaction rate “Community bank service, large bank resources” Twenty - seven “community banks” Local CEOs with deep roots in their communities Resources of a $7.163 billion bank Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive U.S. markets Disciplined growth strategy Organic supported by de novos and selective acquisitions

PERFORMANCE - TRENDS United Community Banks, Inc. 5

Highlights First Quarter 6 Improving Quarterly Results • Net income of $230 million, or $3.90 per share • Impacted by DTA recovery and accelerated classified asset sales • Core earnings (pre - tax, pre - credit) of $26.6 million Deferred Tax Asset Allowance Recovery • Reversal of $272 million of DTA allowance • Impacted earnings and accumulated other comprehensive income (shareholder’s equity) • Key driver of increase in tangible book value to $10.82 Completed Classified Asset Sales of $172 Million • $48.5 million provision for loan losses • Net charge - offs increased to $72.4 million due to the classified asset sales • Lowered classified assets to Tier 1 plus allowance to 27% - down from 49% Solid Improvement in All Credit Quality Metrics • Credit metrics now at pre - credit crisis levels • NPAs decline 72% to $31.8 million and .44% of total assets • Allowance decreased by $24 million to $81.8 million – 1.95% of loans Strong Core Transaction Deposit Growth • Up $109 million year - to - date, or 7% annualized • Building customer deposit base • Represents 59% of total customer deposits compared to 34% at the end of 2008

$56.8 $57.4 $56.0 $54.7 $54.6 $45 $49 $53 $57 $61 2Q12 3Q12 4Q12 1Q13 2Q13 3.43% 3.60% 3.44% 3.38% 3.31% 3.0% 3.5% 4.0% Net Interest Margin Key Drivers of Net Interest Revenue / Margin 7 5.25% 4.93% 4.79% 2.04% 1.84% 1.77% .53% .37% .34% 0% 2% 4% 6% 2Q12 3Q12 4Q12 1Q13 2Q13 Loan Yields Securities Yields Avg Rate on Int Bearing Dep’s Net Interest Revenue & Margin $ in millions Key Drivers of NIR – Loan Growth Net Interest Revenue • Offset margin compression by growing loans • 2Q13 growth impacted by : x Loan pricing competition x Lower securities reinvestment rates x More floating rate securities .30 .30 .30 .30 .20 .23 .21 .21 .18 .16 .16 .14 .14 .13 .13 0 .10 .20 .30 .40 2Q12 3Q12 4Q12 1Q13 2Q13 CDs MMDA NOW Key Drivers of NIR – Deposit Pricing (excl. brokered) • CD pricing reflects the quarter - average new and renewed yield. • MMDA / NOW pricing reflects the deposit yield for each quarter.

Non - Performing Loans (NPLs) Inflow Trends $29.4 $30.5 $20.2 $9.7 $13.2 $0 $10 $20 $30 Q212 Q312 Q412 Q113 Q113 Resi Constr Comm Constr Resi Mtg Comm RE Comm Consumer 8 Quarterly NPL Inflows $ in millions Total NPLs $115.4 $115.0 $109.9 $96.0 $27.9 $0 $30 $60 $90 $120 Q212 Q312 Q412 Q113 Q113 Single Customer $ in millions

OUTLOOK United Community Banks, Inc. 9

Outlook 10 Our Goal: Leverage Our Strengths • Strong local leadership • Funding advantage in our legacy markets • Consistent and attractive culture • Class leading customer satisfaction • Low employee turnover To Grow Our Business The Right Way • Become better retail and small business bank • Grow sales: Better product design, merchandising, campaign execution • Streamline delivery process that focuses on how we serve our customer in the end • HELOC program success: $154 million in new balances • Smarter Mortgage added $104 million in new balances • Invest in people • Continue to invest in, and improve commercial and retail capabilities • Diversify portfolio – focus on C&I, owner occupied, and consumer lending • Momentum building across footprint • Invest in people: 31 lenders past 2 years in growth opportunity markets • Enter new markets: Opened LPO in Greenville, SC (4Q12), Nashville, TN (2Q13) with healthcare industry focus; expand territory and commercial loan potential • Positive net loan growth going forward • Customer derivative swap program – meeting customer needs while adding fee revenue

Outlook 11 Grow Existing Fee Businesses at Faster Pace • Mortgage First Priority • Performing well, but at 50% of peers • Focus on home purchase product as well as refinancings • Focus on lower performing markets • Invest in management, people and new markets • Advisory Services • Customer satisfaction high • Invest in management, people, and new markets $2.32 $2.80 $3.26 $2.66 $3.00 $0.75 $1.50 $2.25 $3.00 2Q12 3Q12 4Q12 1Q13* 2Q13 NGA and NC Other Markets Mortgage Fee Revenue $ in millions VOLUME OF NEW MORTGAGES 45% 33% 40% 43% 49%

Outlook 1 2 Summary • Significant events to cleanse balance sheet, restore capital, and enhance profitability • Accelerated classified asset sales • DTA allowance recovery • Focus on core earnings growth – fee revenue, expenses, efficiencies • Offsetting margin headwinds through loan growth and improving deposit mix • Goal loan growth in 2013 – mid - single digit range • Expecting quarterly margin compression in 2013 – 3 to 5 basis points • Focus on lowering debt / equity costs • Solid strengths – size, culture, capital • Well - positioned in all areas for opportunities

FINANCIAL REVIEW United Community Banks, Inc. 13

Core Earnings & Core Fee Revenue 14 CORE EARNINGS 2Q13 1Q13 2Q12 Net Interest Revenue 54,562$ (97)$ (2,274)$ Fee Revenue 14,063 1,445 1,299 Gross Revenue 68,625 1,348 (975) Operating Expense (Excl OREO) (42,067) 1,167 755 Pre-Tax, Pre-Credit (Core) 26,558$ 181$ (1,730)$ Net Interest Margin 3.31% (.07)% (.12)% Variance - Increase / (Decrease) CORE FEE REVENUE 2Q13 1Q13 2Q12 Overdraft Fees 3,032$ 41$ (200)$ Interchange Fees 3,638 411 396 Other Service Charges 1,302 117 (40) Total Service Charges and Fees 7,972 569 156 Mortgage Loan & Related Fees 3,003 348 681 Brokerage Fees 1,063 296 254 Other 2,025 232 208 Total Fee Revenue - Core 14,063 1,445 1,299 Non-Core (1) 2,249 2,041 2,146 Reported - GAAP 16,312$ 3,486$ 3,445$ Variance - Increase / (Decrease) $ in thousands (1) Includes securities gains (losses), gains from hedge ineffectiveness, gains from the sale of low income housing credits, deferred compensation gains, and BOLI death benefit gain. $56.9 $57.4 $56.0 $54.7 $54.6 $41.3 $40.5 $41.6 $40.9 $42.1 $28.3 $29.9 $29.1 $26.4 $26.6 $12.8 $13.0 $14.6 $12.6 $14.1 $10 $20 $30 $40 $50 $60 2Q12 3Q12 4Q12 1Q13 1Q13 Net Interest Revenue Core Operating Expenses Core Earnings Core Fee Revenue $ in millions Core Earnings $ 26.6 Million Up $181 thousand from 1Q13 and down $1.7 million from a year ago

Core Operating Expenses 15 2Q13 1Q13 2Q12 Salaries & Employee Benefits 23,129$ 74$ (21)$ Communications & Equipment 3,468 422 257 Occupancy 3,449 82 (90) FDIC Assessment 2,505 - (40) Advertising & Public Relations 1,037 99 (51) Postage, Printing & Supplies 894 31 (22) Professional Fees 2,499 133 547 Other Expense 5,086 326 175 Core Operating Expenses 42,067 1,167 755 Non-Core (1) 6,756 3,886 3,758 Reported GAAP 48,823$ 5,053$ 4,513$ Variance - Increase / (Decrease) $ in thousands (1) Includes foreclosed property costs, severance, and deferred compensation gains and losses.

Net Income 16 $ in thousands NET OPERATING INCOME 2Q13 1Q13 2Q12 Core Earnings (Pre-Tax, Pre-Credit) 26,558$ 181$ (1,730)$ Provision for Loan Loss (48,500) 37,500 30,500 NON-CORE FEE REVENUE: Hedge Ineffectiveness Gains (Losses) 369 454 549 Securites Gains (Losses) - (116) (6,490) Losses from Prepayment of Borrowings - - 6,199 BOLI Death Benefit Gain 1,366 1,366 1,366 Gains from Sale of Low Income Housing Tax Credits 468 468 468 Gains (Losses) on Deferred Compensation Plan Assets 46 (131) 54 Total Non-Core Fee Revenue 2,249 2,041 2,146 NON-CORE OPERATING EXPENSES: Foreclosed Property Write Downs 1,369 328 361 Foreclosed Property (Gains) Losses on Sales 2,945 2,840 3,214 Forclosed Property Maintenance Expenses 837 (350) (275) Severance Costs 1,559 1,199 404 Gains (Losses) on Deferred Comp Plan Liability 46 (131) 54 Total Non-Core Operating Expenses 6,756 3,886 3,758 Income Tax Benefit 256,413 257,363 257,307 Net Income 229,964$ 218,199$ 223,465$ Preferred Stock Dividends 3,055 3 23 Net Income Avail to Common Shareholders 226,909$ 218,196$ 223,442$ Net Income Per Share 3.90$ 3.75$ 3.84$ Tangible Book Value 10.82$ 4.06$ 4.34$ Variance - Increase / (Decrease) 1Q13 11.8$ 4Q12 5.3 3Q12 10.6 2Q12 6.5 Prior Quarterly Net Income 58.1 Million Shares Outstanding $ in millions

Customer Deposit Mix & Core Growth 17 Time >$100M 11% Demand & NOW 34% Deposits by % / Customer Mix Public Funds 13% Time <$100M 17% MMDA & Sav 25% Time >$100M 22% Demand & NOW 23% Public Funds 14% Time <$100M 31% MMDA & Sav 10% $ in millions 2Q13 $5.6B 59% 2Q08 $6.2B 34% 2Q13 1Q13 2Q12 4Q08 Demand / NOW 1,916$ 1,894$ 1,735$ 1,457$ MMDA / Savings 1,406 1,401 1,330 630 Core Transaction 3,322 3,295 3,065 2,087 Time < $100,000 977 1,014 1,159 1,945 Public Deposits 674 700 623 755 Total Core 4,973 5,009 4,847 4,787 Time >$100,000 632 653 728 1,336 Public Deposits 32 32 36 87 Total Customer 5,637 5,694 5,611 6,210 Brokered Deposits 375 332 211 793 Total Deposits 6,012$ 6,026$ 5,822$ 7,003$ Total Deposit Mix Significant growth in core transaction deposits since 4Q08 Core Deposit Growth – Category & Market CATEGORY 2Q13 Year MARKET 2Q13 Year Demand 31.3$ 83.2$ Atlanta (10.7)$ 27.8$ MM Accounts 0.9 13.7 N. Georgia 11.9 36.2 Savings 4.5 20.5 North Carolina 21.2 31.9 NOW (9.3) (8.8) Coastal Georgia (1.5) 1.6 Total Categories 27.4$ 108.6$ Tennessee (.8) 1.3 Gainesville 7.3 9.8 YTD Percent Growth (Annualized) 7% 27.4$ 108.6$ Growth Growth

Capital Ratios 18 Well- Capitalized JUN '13 MAR '13 JUN '12 Bank Tier 1 RBC 6% 14.2% 14.7% 14.3 % Total RBC 10 15.5 16.0 15.6 Leverage 5 10.1 10.0 9.2 Holding Company Tangible Equity to Assets 9.1 8.5 8.2 16.00% 15.80% 15.70% 15.90% 15.20% 14.30% 14.30% 14.20% 14.30% 13.70% 9.20% 9.80% 9.60% 9.70% 9.80% 8.80% 8.80% 8.80% 8.90% 8.50% 5.50% 5.70% 5.70% 5.70% 6.30% 5% 10% 15% 2Q12 3Q12 4Q12 1Q13 2Q13 Total RBC Tier 1 RBC Leverage Tier 1 Common RBC Tangible Common to Assets 8.80% at period end 11.5% at period end

LOAN PORTFOLIO & CREDIT QUALITY United Community Banks, Inc. 19

Retail 31% $1.308 C&I 34% $1.424 Inv RE 17% $.699 Diversifying Portfolio Retail 37% $1.539 C&I 37% $1.556 Inv RE 15% $.629 Loan Portfolio (total $4.19 billion) 20 20 Commercial 55% $2.32 Geographic Diversity Residential Mortgage 31% $1.28 Install 6% $.26 Period $ in Billions 2Q13 $4.189 1Q13 $4.194 4Q12 $4.175 3Q12 $4.138 2Q12 $4.119 By Loan Type 1Q11 $4.194 2Q13 $4.189 $ in billions Reduced concentrations of A&D and Investor RE loans Gainesville MSA $ .256 East Tennessee $ .283 Coastal Georgia $ .397 Western North Carolina $ .575 Atlanta MSA $ 1.227 North Georgia $ 1.417 South Carolina $.034 0% 12% 24% 36% 6% 7% 9% 14% 29% 34% Loan Diversification & Type • Reducing land exposure • Focus on small business and C&I • Enhanced retail products Total Loans 1%

$215.2 $281.6 $309.0 $274.4 $403.8 $200 $250 $300 $350 $400 2Q12 3Q12 4Q12 1Q13 2Q13 New Loans Funded and Advances (1) 21 $ in m illions CATEGORY 2Q13 2Q12 2Q13 2Q12 Commercial C & I 58.3$ 45.5$ Atlanta 94.2$ 78.0$ Owner Occupied CRE 50.7 44.1 Coastal Georgia 26.7 17.8 Income Producing CRE 30.4 14.8 N. Georgia 64.0 58.5 Commercial Constr. 3.6 2.7 North Carolina 39.7 18.6 Total Commercial 143.0 107.1 Tennessee 25.7 23.5 Residential Mortgage 70.6 32.4 Gainesville 14.8 9.0 Residential HELOC 38.4 20.5 South Carolina 33.7 - Residential Construction 31.5 23.6 Other (Indirect Auto) 105.0 9.8 Consumer 120.3 31.6 Total Markets 403.8$ 215.2$ Total Categories 403.8 215.2 New Loans Funded and Advances MARKET (1) Represents new loans funded and net loan advances (net of payments on lines of credit)

Commercial Loans ( total $2.32 billion) 22 Owner Occupied 48% $1.12B Geographic Diversity Income Producing 27% $.63B C & I 19% $.44B $ in billions East Tennessee $ .145 Gainesville MSA $ .177 Western North Carolina $ .176 Coastal Georgia $ .284 North Georgia $ .577 South Carolina $ .034 Atlanta MSA $.925 0% 12% 24% 36% 6% 7% 8% 12% 25% 40% Average Loan Size Type $ in Thousands Owner Occup’d $427 Income Prod 587 C & I 89 Comm Constr 362 By Loan Type Other 40% 1%

Retail (total $1.54 billion) 23 Geographic Diversity (1) Home Equity LOC 26% $.40B Avg loan size $48,000 $ in millions Gainesville MSA $ .070 Coastal Georgia $ .096 East Tennessee $ .127 Atlanta MSA $ .237 Western North Carolina $ .323 North Georgia $ .538 0% 12% 24% 36% 5% 7% 9% 17% 23% 39% By Loan Type Success with new portfolio products and HELOCs Conservative underwriting 63% of HE Primary Lien Mortgage 57% $.88B Avg loan size $99,000 (1) Excludes indirect auto of $.15B

Residential Construction (total $332 million) 24 Geographic Diversity Raw 11% $36 Lot 52% $173 $ in millions East Tennessee $ 11 Gainesville MSA $ 8 Coastal Georgia $ 18 Atlanta MSA $ 66 Western North Carolina $ 76 North Georgia $ 153 0% 12% 24% 36% 48% 3% 3% 5% 20% 23% 46% By Loan Type Developing 13% $42 2Q13 1Q13 4Q12 3Q12 2Q12 2Q13 vs. 2Q12 TOTAL COMPANY Land Loans Developing 42$ 57$ 62$ 71$ 78$ (36)$ Raw 36 42 46 41 45 (9) Lot 173 188 193 196 203 (30) Total 251 287 301 308 326 (75) Construction Loans Spec 34 40 41 44 49 (15) Sold 47 45 40 37 34 13 Total 81 85 81 81 83 (2) Total 332$ 372$ 382$ 389$ 409$ (77)$

Credit Quality 25 $ in millions 2Q13 1Q13 4Q12 3Q12 2Q12 Net Charge-offs 72.4$ 12.4$ 14.5$ 20.6$ 18.9$ as % of Average Loans 6.87% 1.21% 1.39% 1.99% 1.85 % Allowance for Loan Losses 81.8$ 105.8$ 107.1$ 107.6$ 112.7$ as % of Total Loans 1.95% 2.52% 2.57% 2.60% 2.74 % as % of NPLs 294 110 97 94 98 Past Due Loans (30 - 89 Days) .49% .66% .65% .68% .65% Non-Performing Loans 27.9$ 96.0$ 109.9$ 115.0$ 115.4$ OREO 3.9 16.7 18.3 27.0 30.4 Total NPAs 31.8 112.7 128.2 142.0 145.8 Performing Classified Loans 176.3 271.7 261.9 284.0 324.0 Total Classified Assets 208.1$ 384.4$ 390.1$ 426.0$ 469.8$ as % of Tier 1 / Allowance 27% 49% 50% 55% 62 % Accruing TDRs (see page 27) 77.8$ 126.0$ 122.8$ 138.3$ 141.6$ As % of Original Principal Balance Non-Performing Loans 62.6% 66.3% 69.5% 68.8% 68.8 % OREO 31.6 45.0 39.7 36.4 39.3 Total NPAs as % of Total Assets .44 1.65 1.88 2.12 2.16 as % of Loans & OREO .76 2.68 3.06 3.41 3.51

Performing Classified Loans 26 $ in millions BY CATEGORY 2Q12 3Q12 4Q12 1Q13 2Q13 Commercial: Commercial & Industrial 16$ 19$ 18$ 20$ 11$ Owner Occupied 54 77 65 71 43 Total C & I 70 96 83 91 54 Income Producing CRE 94 49 53 57 36 Commercial Constr 38 27 19 18 16 Total Commercial 202 172 155 166 106 Residential Mortgage 73 73 65 64 51 Residential Construction 46 35 38 38 17 Consumer / Installment 3 3 4 3 2 Total Performing Classified 324$ 283$ 262$ 271$ 176$ $323.6 $282.5 $261.9 $271.7 $176.3 $175 $225 $275 $325 2Q12 3Q12 4Q12 1Q13 2Q13

$141.6 $138.3 $122.8 $126.0 $77.8 $- $50 $100 $150 $200 2Q12 3Q12 4Q12 1Q13 2Q13 TDRs 27 LOAN TYPE 2Q13 vs. 2Q12 2Q13 vs. 2Q12 2Q13 vs. 2Q12 Commercial (Sec by RE) 40.4$ 65.7$ 2.0$ 8.9$ 42.5$ 74.7$ Commercial & Industrial 2.9 8.6 .1 .3 2.9 8.8 Commercial Construction 12.9 15.8 .1 16.8 13.0 32.6 Total Commercial 56.2 90.1 2.2 26.1 58.4 116.1 Residential Mortgage 14.3 16.8 2.1 2.2 16.4 19.0 Residential Construction 7.2 18.9 2.7 4.4 9.9 23.3 Consumer Installment .2 .2 .1 .1 .2 .3 Total 77.8$ 126.0$ 7.1$ 32.8$ 84.9$ 158.8$ Accruing (1) Non-Accruing Total TDRs $ in millions Accruing TDRs (1) 74 percent of accruing TDR loans have an interest rate of 4 percent or greater Accruing TDR past due 30 – 89 days – 0.99% 35% of accruing TDRs are pass credits

Net Charge - offs by Category & Market 28 $ in thousands NET CHARGE-OFFS BY CATEGORY Total % of Avg Loans 1Q13 4Q12 3Q12 2Q12 Commercial (Sec. by RE): Owner Occupied 16,545$ 5.85% .69% 1.76% 3.56% .46 % Income Producing 8,921 5.45 1.99 .67 .70 1.75 Total Comm (Sec. by RE) 25,466 5.70 1.18 1.35 1.79 .95 Commercial & Industrial 15,576 13.91 1.34 .12 (.23) .70 Commercial Construction 6,295 17.53 (.01) 4.25 7.74 .21 Total Commercial 47,337 7.96 1.14 1.30 1.81 .86 2.52 Residential Mortgage 5,469 2.52 .79 1.55 1.40 .70 Home Equity LOC 1,040 1.04 .53 .49 .80 2.60 Residential Construction 18,506 20.91 3.22 2.52 5.69 9.14 Consumer/ Installment 56 .10 1.35 1.10 .78 .88 Total Net Charge-offs 72,408$ 6.87 1.21 1.39 1.99 1.85 NET CHARGE-OFFS BY MARKET North Georgia 59,102$ 17.20% 1.45% 1.29% 1.84% 3.58 % Atlanta MSA 9,986 3.21 1.07 1.27 3.02 .75 North Carolina 1,952 1.36 1.59 1.39 1.15 2.52 Coastal Georgia 480 .49 .85 .60 2.67 .23 Gainesville MSA 123 .19 .67 2.04 .45 (.29) East Tennessee 711 1.01 .98 2.98 .45 .68 South Carolina - - - - - - Other (Indirect Auto) 54 .24 .39 .19 - - 1Q13 % of Average Loans (Annualized)

NPAs by Loan Category & Market

$ in thousands

2Q13

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 5,283	$ 547	$ 5,830
Income Producing	1,954	-	1,954
Commercial & Industrial	548	-	548
Commercial Construction	504	376	880
Total Commercial	8,289	923	9,212
Residential Mortgage	12,847	1,303	14,150
HELOC	1,491	140	1,631
Residential Construction	4,838	1,570	6,408
Consumer/ Installment	399	-	399
Total	$ 27,864	$ 3,936	$ 31,800
MARKET			
Gainesville	$ 1,008	$ -	$ 1,008
Coastal Georgia	2,588	627	3,215
East Tennessee	1,123	200	1,323
North Carolina	6,512	295	6,807
Atlanta MSA	3,803	1,197	5,000
North Georgia	12,830	1,617	14,447

2Q12

	NPLs	OREO	Total NPAs
LOAN CATEGORY			
Commercial (sec. by RE):			
Owner Occupied	$ 9,399	$ 7,914	$ 17,313
Income Producing	9,716	2,672	12,388
Commercial & Industrial	34,982	-	34,982
Commercial Construction	18,175	2,732	20,907
Total Commercial	72,272	13,318	85,590
Residential Mortgage	16,631	5,591	22,222
Residential Construction	25,530	11,512	37,042
Consumer/ Installment	907	-	907
Total	$ 115,340	$ 30,421	$ 145,761
MARKET			
Gainesville	$ 991	$ 2,998	$ 3,989
Coastal Georgia	5,822	785	6,607
East Tennessee	2,945	1,154	4,099
North Carolina	10,657	3,287	13,944
Atlanta MSA	17,593	8,651	26,244
North Georgia	77,332	13,546	90,878

Non Performing Assets



$ in millions
$200
$100
$0
$145.8
$142.0
$128.2
$112.7
$31.8
*NPAs to total assets – .44% / Allowance to loans at 1.95%
2Q12
3Q12
4Q12*
1Q13
2Q13
Non-Performing Loans
Foreclosed Properties (OREO)

United Community Banks

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APPENDIX United Community Banks, Inc. 30

Experienced Proven Leadership 31 Jimmy C. Tallent President & CEO Joined 1984 H. Lynn Harton Chief Operating Officer Joined 2012 Rex S. Schuette EVP & CFO Joined 2001 David P. Shearrow EVP & CRO Joined 2007 Bill M. Gilbert Director of Banking Joined 2000 Timothy K. Schools Chief Strategy Officer Joined 2011 • Over 39 years in banking • Led company from $42 million in assets in 1989 to $7.2 billion today • Trustee of Young Harris College • Georgia Power Company Board Member • GA Economic Developers Association Spirit of Georgia Award recipient • Over 30 years in banking • Responsible for overall operations • Former Consultant and Special Assistant to the CEO and EVP of Commercial Banking for TD Bank Financial Group; and President & CEO of The South Financial Group • Over 35 years in banking • Responsible for accounting, finance and reporting activities, M&A, and investor relations • Former CAO and Controller for State Street Corporation • Former ABA Accounting Committee Chairman • Over 30 years in banking • Responsible for Risk Management and Credit Risk Administration; Co - Chairman of Risk Management Committee; also responsible for credit underwriting, review, policy and special assets • Former EVP & SCO for SunTrust Banks • Over 35 years in banking • Responsible for 27 community banks with 103 branch offices • Formerly of Riegel Textile Credit Union; President of Farmers and Merchants Bank • Former Georgia Board of Natural Resources Board Chairman • Over 20 years in financial services and banking • Responsible for strategic planning and implementation • Former President of American Savings Bank; and CFO & CRO of The South Financial Group

Market Share Opportunities & Demographics

EXCELLENT GROWTH OPPORTUNITIES

Markets	Market Deposits *(in billions)*[1]	Deposits *(in billions)*[2,3]	Banks	Offices[3]	Deposit Share[1]	Rank[1]
North Georgia	$ 6.4	$ 2.2	11	22	32 %	1
Western North Carolina	6.4	.9	1	20	12	3
Gainesville MSA	2.6	.3	1	5	12	5
Atlanta MSA	50.2	2.0	10	37	4	7
Coastal Georgia	7.3	.3	2	8	4	8
East Tennessee	16.0	.3	2	8	2	9
Total Markets	**$ 88.9**	**$ 6.0**	**27**	**100**		

[1] FDIC deposit market share and rank as of 6/12 for markets where United takes deposits. Data Source: SNL and FDIC.
[2] Based on current quarter.
[3] Excludes four loan production offices

FAST GROWING MARKETS

Markets[1]	Population *(in thousands)*	Population Growth (%) Actual 2010 - 2012	Population Growth (%) Projected 2012 - 2017
Atlanta, GA MSA	5,365	2 %	5 %
East Tennessee	868	2	4
Greenville-Mauldin-Easley, SC MSA	651	2	6
Western North Carolina	446	2	4
Coastal Georgia	390	2	7
North Georgia	387	1	2
Gainesville, GA MSA	182	1	6
Total Markets			
Georgia	9,858	2	5
North Carolina	9,759	2	6
Tennessee	6,452	2	4
South Carolina	4,740	2	6
United States	313,129	1	3

[1] *Population data is for 2012 and includes those markets where United takes deposits. No deposits in SC.*
Data Source: SNL

"There is only one boss. The customer. And he can fire everybody in the company from the chairman on down, simply by spending his money somewhere else."

-Sam Walton

United Community Banks
32

LOANS / DEPOSITS WHOLESALE BORROWINGS Liquidity 33 $ in millions 2Q13 1Q13 2Q12 vs 2Q12 Loans 4,189$ 4,194$ 4,119$ (5)$ 70$ Core (DDA, MMDA, Savings) 3,322$ 3,295$ 3,066$ 27$ 256$ Public Funds 707 732 659 (25) 48 CD's 1,608 1,667 1,887 (59) (279) Total Deposits (excl Brokered) 5,637$ 5,694$ 5,612$ (57)$ 25$ Loan to Deposit Ratio 74% 74% 73% Investment Securities: Available for Sale-Fixed 1,120$ 1,193$ 1,259$ (73)$ (139)$ -Floating 817 716 442 101 375 Held to Maturity -Fixed 197 211 257 (14) (60) -Floating 18 21 26 (3) (8) Total Investment Securities 2,152 2,141 1,984 11 168 Percent of Assets (Excludes Floating) 18% 20% 19% vs 1Q12 Variance Unused Capacity 2Q13 1Q13 2Q12 vs 1Q13 vs 2Q12 Wholesale Borrowings Brokered Deposits 1,416$ (1) 375$ 332$ 211$ 43$ 164$ FHLB 1,160 70 - 125 70 (55) Fed Funds 130 - - - - - Other Wholesale - 54 52 54 2 - Total 2,706$ 499$ 384$ 390$ 115$ 109$ Long-Term Debt Senior Debt 35$ 35$ -$ -$ 35$ Sub-Debt 35 35 65 - (30) Trust Preferred Securities 55 55 55 - - Total Long-Term Debt 125$ 125$ 120$ -$ 5$ (1) Estimated Brokered Deposit Total Capacity at 25% of Assets Variance

Business Mix – Deposits at quarter - end 34 $ in millions 2Q13 vs. DEPOSITS BY CATEGORY 2Q13 1Q13 4Q12 3Q12 2Q12 2Q12 Demand & Now 1,916$ 1,894$ 1,841$ 1,796$ 1,735$ 181$ MMDA & Savings 1,406 1,401 1,372 1,342 1,330 76 Core Transaction Deposits 3,322 3,295 3,213 3,138 3,065 257 Time < $100,000 977 1,014 1,050 1,118 1,159 (182) Time ≥ $100,000 < $250,000 512 528 547 598 625 (113) Public Deposits 674 700 739 612 623 51 Total Core Deposits 5,485 5,537 5,549 5,466 5,472 13 Time ≥ $250,000 120 125 127 101 103 17 Public Deposits 32 32 31 32 36 (4) Total Customer Deposits 5,637 5,694 5,707 5,599 5,611 26 Brokered Deposits 375 332 245 224 211 164 Total Deposits 6,012$ 6,026$ 5,952$ 5,823$ 5,822$ 190$

Core Transaction Deposits 35 $1,271 $886 $567 $212 $211 $175 $1,282 $874 $546 $205 $212 $176 $0 $200 $400 $600 $800 $1,000 $1,200 Atlanta MSA North Georgia North Carolina Gainesville MSA Coastal Georgia East Tennessee 1Q13 2Q13 Core Transactions / Total Deposits % 1Q13 Coastal GA 67.6% 68.0 % Gainesville MSA 67.0 65.0 North Carolina 62.6 60.1 Atlanta MSA 62.1 61.9 East TN 61.5 60.2 North Georgia 50.0 48.7 Total 58.9% 57.9% 2Q13 $ in millions

Lending & Credit Environment 36 Regional Credit Review – Standard Underwriting • Legal Lending Limit $221 • House Lending Limit 132 • Project Lending Limit 12 • Top 25 Relationships 345 PROACTIVELY ADDRESSING CREDIT ENVIRONMENT STRUCTURE PROCESS POLICY • Centralized underwriting and approval process • Segregated work - out teams • Highly skilled ORE disposition group • Seasoned regional credit professionals • Continuous external loan review • Internal loan review of new credit relationships • Intensive executive management involvement x Weekly past due meetings x Weekly NPA/ORE meetings x Quarterly criticized watch loan review meetings x Quarterly pass commercial and CRE portfolio review meetings • Ongoing enhancements to credit policy • Periodic updates to portfolio limits $ in millions

Commercial Construction & Real Estate

$ in millions

COMMERCIAL CONSTRUCTION

	30-Jun-13 Amount	Percent
Land Develop - Vacant (Improved)	$ 54.1	41 %
Raw Land - Vacant (Unimproved)	34.8	26
Commercial Land Development	16.2	12
Churches	8.8	7
Office Buildings	8.3	6
Warehouse	2.7	2
Hotels / Motels	2.2	2
Miscellaneous	5.4	4
Total Commercial Construction	$ 132.6	

Average Loan Size ($ in thousands)

- Commercial Construction $362K
- Commercial RE:
  - Composite CRE 462
  - Owner Occupied 427
  - Income Producing 587

Commercial RE Characteristics

- 64.0% owner occupied
- Small business, doctors, dentists, attorneys, CPAs
- $12 million project limit

COMMERCIAL REAL ESTATE

	30-Jun-13			
	Owner Occupied	Income Producing	Total	Percent
Office Buildings	$ 304.4	$ 175.1	$ 479.5	27 %
Retail	108.8	127.2	236.0	14
Small Warehouses / Storage	125.3	58.6	183.9	11
Churches	133.8	-	133.8	8
Convenience Stores	85.9	15.9	101.8	6
Other Properties	61.8	32.0	93.8	5
Hotels / Motels	-	86.1	86.1	5
Franchise / Restaurants	37.8	33.7	71.5	4
Farmland	58.5	-	58.5	3
Multi-Residential / Other Properties	-	57.7	57.7	3
Manufacturing Facility	48.9	6.5	55.4	3
Leasehold Property	17.1	13.3	30.4	2
Golf Course / Recreation	29.9	-	29.9	2
Auto Dealership / Service	21.9	3.2	25.1	1
Automotive Service	17.6	5.6	23.2	1
Daycare Facility	11.5	7.2	18.7	1
Funeral Home	16.0	.6	16.6	1
Carwash	16.2	.3	16.5	1
Movie Theater / Bowling Recreation	9.5	-	9.5	1
Marina	9.2	-	9.2	1
Mobile Home Parks	-	6.1	6.1	0
Assisted Living / Nursing Home	4.9	-	4.9	0
Total Commercial Real Estate	$ 1,119.0	$ 629.1	$ 1,748.1	

United Community Banks
37

Loans by Business Mix and Region

$ in millions

QUARTERLY LOANS - BUSINESS MIX BY CATEGORY	2Q13	1Q13	4Q12	3Q12	2Q12	2Q13 vs. 2Q12
Commercial:						
Comm & Indus	$ 437	$ 454	$ 458	$ 460	$ 450	$ (13)
Owner Occ'd	1,119	1,130	1,131	1,126	1,140	(21)
Total C & I	1,556	1,584	1,589	1,586	1,590	(34)
Income Prod CRE	629	674	682	693	697	(68)
Comm Constr	133	152	155	161	169	(36)
Total Comm	2,318	2,410	2,426	2,440	2,456	(138)
Resi Mortgage	1,278	1,246	1,214	1,174	1,128	150
Resi Constr	332	372	382	389	409	(77)
Consum / Install	261	166	153	135	126	135
Total Loans	$ 4,189	$ 4,194	$ 4,175	$ 4,138	$ 4,119	$ 70

ANNUAL LOANS - BUSINESS MIX BY CATEGORY	2012	2011	2010	2009	2008
Commercial:					
Comm & Indus	$ 458	$ 428	$ 441	$ 390	$ 410
Owner Occ'd	1,131	1,112	980	963	956
Total C & I	1,589	1,540	1,421	1,353	1,366
Income Prod CRE	682	710	781	816	671
Comm Constr	155	164	297	363	500
Total Comm	2,426	2,414	2,499	2,532	2,537
Resi Mortgage	1,214	1,135	1,279	1,427	1,526
Resi Constr	382	448	695	1,050	1,479
Consum / Install	153	113	131	142	163
Total Loans	$ 4,175	$ 4,110	$ 4,604	$ 5,151	$ 5,705

QUARTERLY LOANS - BY REGION	2Q13	1Q13	4Q12	3Q12	2Q12	2Q13 vs. 2Q12
North Georgia	$ 1,265	$ 1,363	$ 1,364	$ 1,382	$ 1,387	$ (122)
Atlanta MSA	1,227	1,262	1,250	1,238	1,242	(15)
North Carolina	576	575	579	579	576	-
Coastal Georgia	397	398	400	380	369	28
Gainesville MSA	256	259	261	256	259	(3)
East Tennessee	282	282	283	283	276	6
South Carolina	34	-	-	-	-	34
Other (Ind. Auto)	152	55	38	20	10	142
Total Loans	$ 4,189	$ 4,194	$ 4,175	$ 4,138	$ 4,119	$ 70

ANNUAL LOANS - BY REGION	2012	2011	2010	2009	2008
North Georgia	$ 1,364	$ 1,426	$ 1,689	$ 1,884	$ 2,040
Atlanta MSA	1,250	1,220	1,310	1,435	1,706
North Carolina	579	597	702	772	810
Coastal Georgia	400	346	335	405	464
Gainesville MSA	261	265	312	390	420
East Tennessee	283	256	256	265	265
South Carolina	-	-	-	-	-
Other (Ind. Auto)	38	-	-	-	-
Total Loans	$ 4,175	$ 4,110	$ 4,604	$ 5,151	$ 5,705

United Community Banks

38

Non GAAP Reconciliation Tables

$ in thousands

Operating Earnings to GAAP Earnings Reconciliation

	2Q13	1Q13	4Q12	3Q12	2Q12
CORE FEE REVENUE					
Core fee revenue	$ 14,063	$ 12,618	$ 14,551	$ 13,003	$ 12,764
Securities gains, net	-	116	31	-	6,490
Loss on prepayment of borrowings	-	-	-	-	(6,199)
Gains from sales of low income housing tax credits	468	-	-	-	-
Hedge ineffectiveness gains (losses)	369	(85)	116	608	(180)
BOLI death benefit gain	1,366	-	-	-	-
Mark to market on deferred compensation plan assets	46	177	63	153	(8)
Fee revenue (GAAP)	**$ 16,312**	**$ 12,826**	**$ 14,761**	**$ 13,764**	**$ 12,867**
CORE OPERATING EXPENSE					
Core operating expense	$ 42,067	$ 40,900	$ 41,489	$ 40,523	$ 41,312
Foreclosed property expense	5,151	2,333	4,611	3,706	1,851
Severance	1,559	360	563	401	1,155
Provision for litigation settlement	-	-	4,000	-	-
Mark to market on deferred compensation plan liability	46	177	63	153	(8)
Operating expense (GAAP)	**$ 48,823**	**$ 43,770**	**$ 50,726**	**$ 44,783**	**$ 44,310**
TANGIBLE COMMON EQUITY AND TANGIBLE EQUITY TO TANGIBLE ASSETS					
Tangible common equity to tangible assets	6.30 %	5.66 %	5.67 %	5.73 %	5.45 %
Effect of preferred equity	2.83	2.87	2.88	2.93	2.79
Tangible equity to tangible assets	9.13	8.53	8.55	8.66	8.24
Effect of goodwill and other intangibles	.06	.07	.08	.09	.09
Equity to assets (GAAP)	9.19 %	8.60 %	8.63 %	8.75 %	8.33 %
TANGIBLE COMMON EQUITY TO RISK-WEIGHTED ASSETS					
Tangible common equity to risk-weighted assets	13.16 %	8.45 %	8.26 %	8.44 %	8.37 %
Effect of preferred equity	4.11	4.22	4.24	4.29	4.35
Tangible equity to risk weighted assets	**17.27**	**12.67**	**12.50**	**12.73**	**12.72**
Effect of deferred tax limitation	(4.99)	-	-	-	-
Effect of other comprehensive income	.29	.49	.51	.36	.28
Effect of trust preferred	1.11	1.15	1.15	1.17	1.19
Tier I capital ratio (Regulatory)	**13.68 %**	**14.31 %**	**14.16 %**	**14.26 %**	**14.19 %**

39